Exhibit 99.1

January 20, 2004 Prepared:

Developing Communities Since 1929

NYSE LEV

• Pennsylvania 2 and homes (1929) Island suburbia Long 200,000 Builder of in over Home Father Levittowns of Builder Oldest Levitt, of America’s J. Developer Residential William

• • •

THE LEVITT BRAND Building a Proud Legacy

12/31/03 $393 Million $126 Million $8.48 KEY FINANCIAL HIGHLIGHTS Assets Shareholder Equity Book Value per Share

• • •

Up 36.4% 37.5% 2003 286 27 $ $

2002 20

KEY FINANCIAL HIGHLIGHTS (DOLLARS IN MILLIONS) $209 $

Revenue Net Income

2003 22.1% 23.0% 2002 19.1% 22.0%

KEY FINANCIAL HIGHLIGHTS 2001 18.7% 11.4%

Gross Margin on Home Sales Return on Equity

• •

$285.5 2003

% 4

. 6 3

$209.4 2002

% 2

. 8 $144.3 2001

9 h t w o r

G d n

u $106.0 2000

o p m o

TOTAL REVENUE C

(DOLLARS IN MILLIONS) $18.5 1999

$300 $250 $200 $150 $100 $50 $0

$26.8 2003

% 5

. 7 3

$19.5 2002

% 6

. 0 6

h $7.5

wt 2001

o

Gr d n u o p

m $7.0

o 2000

C

(DOLLARS IN MILLIONS) $4.0 1999

NET INCOME AFTER TAXES $30 $25 $20 $15 $10 $5 $0

$392.9 2003

% 0

. 3 3

$295.5 2002

% 2

.

6

2 2001

$196.2

h t w o r

G d n u

o $168.9 2000

p m o

TOTAL ASSETS (DOLLARS IN MILLIONS) C

$154.8 1999

$400 $300 $200 $100 $0

$125.6 2003

$107.5 2002

% 6

.

2

2 $70.0 2001

h t w o r

G d n u

o $62.5 2000

p m o

(DOLLARS IN MILLIONS) C

SHAREHOLDER’S EQUITY $55.6 1999

$150 $100 $50 $0

23.0% 2003

22.0% 2002

(AFTER TAX) 11.4% 2001

RETURN ON AVERAGE EQUITY 11.8% 2000

8.0% 1999

25% 20% 15% 10% 5% 0%

HOMEBUILDING DIVISION Currently developing 12 communities in Florida.

234,000 people changed addresses within Florida 260,000 people migrated to Florida from other states U.S. Census Bureau

Estimated 330,000 people moved to Florida in 2003 In 2001 – – Source:

DEMOGRAPHICS OF FLORIDA • •

5 4

2. Florida 147,377 1

U.S. Census Bureau

FLORIDA HOUSING UNIT ADDITIONS FROM JULY 1, 2001 TO JULY 1, 2002 3 Source:

A LEADER IN ACTIVE ADULT COMMUNITIES

$222.3 2003

9% .

36

$162.4 2002

% 2

.

8 3 th w o r

G

d 2001

n $117.7

u o p m o

TOTAL REVENUES SALE OF HOMES (DOLLARS IN MILLIONS) C

$84.3 2000

$250 $200 $150 $100 $50 $0

1011 $220,000 2003

% 6

.

6 3

740 $219,000 2002

DELIVERIES (HOUSING UNITS) 597 $195,000 2001 Average Sales Price 441 $190,000 2000 1400 1200 1000 800 600 400 200 0 Excludes Joint Ventures

$513.44 2,240 2003

8% .

150

$204.73 980 2002

Units

(DOLLARS IN MILLIONS) $146.87 694 2001

NEW SALES CONTRACTS $114.62 595 2000

$600 $550 $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 Excludes Joint Ventures

$458.8 2,053 2003

9% .

173

% 2 $167.5 824 2002

.

9 6 h wt o

Gr Units

d n

u 584 o $125.0 2001

p m o

BACKLOG OF (DOLLARS IN MILLIONS) C

SIGNED CONTRACTS $94.8 487 2000

$600 $500 $400 $300 $200 $100 $0 Excludes Joint Ventures

Unsold inventory represents approximately 5% of starts Range from 5%-10% of sale price Leads to low cancellation rate, minimized discounts and strong backlog

RISK MANAGEMENT Over 95% of homes are pre-sold before construction begins – Customer deposits – –

• •

*

40% Cash

60%Financed

CASH VS. MORTGAGE SALES *For the year ended 2003

2,043 3,962 6,005

CURRENT LOT INVENTORY AS OF DECEMBER 31, 2003 Lot supply ~ 3 years

Lots Owned Lots Under Contract Total Lots

• 23

• Sons and Communities Levitt to COMMUNITIES DIVISION Planned delivered builders Master tracts CORE LAND of independent Developer Residential and

• •

• 25

• & Community stadium Lesser FLORIDA Charles Planned training Robert Master spring LUCIE, by selling Course Mets ST. Community ranked Acreage Golf York West fastest 2002 PGA New of of PORT Planned 8th for Original Lucie as USA

• Master St. Co. in 4,600 Location Location

• • • •

• 26

• FLORIDA

• LUCIE, Acreage on

• ST.

• PORT Planned Original frontage 95 8,000+/- miles Master Community 5 Interstate

• •

22.1% 2003

19.1% 2002

HOME SALES MARGIN 18.7% 2001

15.1% 2000

30% 25% 20% 15% 10% 5% 0%

1.39 2003 1.37 2002 1.32 2001

1.26 2000

DEBT-TO-EQUITY RATIO 1.42 1999

2.00 1.50 1.00 0.50 0.00

Compound Growth 32.5% 34.7% 69.2% 39.1% 56.8% 2003 393 126 459 286 27 $ $ $ $ $

169 63 95 106 7 2000

FINANCIAL RESULTS (DOLLARS IN MILLIONS) $ $ $ $ $

Total Assets Shareholder’s Equity Backlog Revenues Net Income

• 30

• in and has of a forward- involve those (“Levitt”) are, rates, spin-off historical such on “Securities from Levitt that that the multiples reports which markets that or effected contain (the forward-looking interest that at in Act”), materially Corporation factors where or markets be These costs, company, may detailed amended differ Levitt on operations, areas including debt as their the labor anticipated presentation “Exchange herein. based or spin-off factors could and and in as and this 1933, (the prices, the Inc. and trade capital in of change Corporation, publicly-traded that risks contained not to Act amended to with: Levitt and Bancorp, companies generally materials will other discussed as achievements subject the of separate access to Securities or a Levitt Commission.

• 1934, statements are associated estate spin-off as of available, made matters the of that affecting additional also of BankAtlantic real stock the Act development, is Exchange STATEMENTS 27A performance of factors for proposed successful the have currently for and uncertainties be that not than herein, forward-looking other market the reference section Exchange results, uncertainties and regulations; to not will of the expectations and the suitable will results, and Securities Actual by and risks Levitt FORWARD contained the to respect expensive herein. the Securities risks to, land Levitt future that meaning implied on of control. relating of governmental with that of more exclusive with the the or limited competitive not of largely their price and be information within uncertainties. number not indicative to contemplated are Bancorp 21E a beyond are and and expressed based to but economic, factors uncertainties be price/earnings, prove than factors historical Section risks are of uncertainties and consummated, not or may basis subject and be will LOOKING for statements and instances, include, impact availability risks not value BankAtlantic are foregoing by These The products; Risks developments; The environmental And may results book markets different Except looking Act”), substantial contemplated, statements and many • • • The filed

SUPPLEMENTAL DATA

Levitt CORPORATION

LEVITT CORPORATION
SELECTED CONSOLIDATED FINANCIAL DATA

Dollars in Thousands	Year Ended December 31,					
	2003	2002	2001	2000	1999	1998
Statement of Operations Data:						
Revenues						
Sales of real estate	$ 283,058	207,808	143,140	100,322	18,499	13,229
Other revenues	2,466	1,595	1,106	5,664	-	-
	$ 285,524	209,403	144,246	105,986	18,499	13,229
Costs and Expenses						
Cost of sales of real estate	$ 209,431	159,675	111,685	79,029	9,437	7,174
Other costs and expenses	43,952	32,059	27,697	21,770	6,976	5,778
	253,383	191,734	139,382	100,799	16,413	12,952
	32,141	17,669	4,864	5,187	2,086	277
Earnings from Bluegreen Corporation (a)	7,433	4,570	-	-	-	-
Other income	3,645	3,527	6,776	4,976	3,514	946
Income before income taxes	43,219	25,766	11,640	10,163	5,600	1,223
Provision (benefit) for income taxes	16,400	6,254	4,118	3,208	1,568	(232)
Net income	$ 26,819	19,512	7,522	6,955	4,032	1,455
Other Data:						
Corporate Margin	73,627	48,133	31,455	21,293	9,062	6,055
	26.0%	23.2%	22.0%	21.2%	49.0%	45.8%
Levitt and Sons (b)						
Gross margin on sales of homes	22%	19%	19%	15%	-	-
Homes delivered	1,011	740	597	441	580	437
Joint ventures homes delivered	18	140	282	179	19	91
Backlog Units (d)	2,157	885	724	703	460	569
Backlog Sales Value (d)	$ 486,249	183,553	154,093	138,117	91,291	106,922
Core Communities (c):						
Gross margin on land sales	43%	47% (e)	51%	56%	49%	46%
Acres sold	1,619	1,715	253	145	312	406
Unsold acres	5,081	4,472	4,131	3,099	3,244	3,556

32

Levitt CORPORATION

LEVITT CORPORATION
SELECTED CONSOLIDATED FINANCIAL DATA

Dollars in Thousands		December 31,				
	2003	2002	2001	2000	1999	1998
Balance Sheet Data:						
Inventory of real estate	$ 257,556	198,126	142,433	110,390	105,524	28,070
Investment in Bluegreen	$ 70,852	57,332	-	-	-	-
Total assets	$ 392,863	295,462	196,193	168,863	154,831	54,700
Notes payable	$ 111,625	85,359	55,625	41,047	50,631	6,300
Notes payable to affiliates	$ 61,618	57,505	27,870	27,796	20,653	-
Development bonds payable	$ 850	4,581	8,635	9,891	7,533	1,745
Total liabilities	$ 267,237	187,774	126,254	105,874	98,659	9,711
Shareholder's equity	$ 125,602	107,533	70,028	62,506	55,551	44,966
Financial Statistics:						
Return on average equity (f)	23.0%	22.0%	11.4%	11.8%	8.0%	4.4%
Debt to equity ratio	1.39	1.37	1.32	1.26	1.42	0.18

(a) Levitt Corporation acquired its interest in Bluegreen Corporation in April 2002.
(b) Levitt Corporation acquired Levitt and Sons in December 1999.
(c) Levitt Corporation acquired Core Communities in October 1997.
(d) Including joint ventures' homes delivered and backlog units and sales.
(e) Land sales to Levitt and Sons for the year ended December 31, 2002 equaled $8.5 million and the net gain recognized was $6.5 million. These inter-company transactions were eliminated in consolidation.
(f) Calculated by dividing net income by average equity. Average equity is calculated by averaging beginning and end of period equity balances.

33

• 34

• to” timeshare “drive the primarily communities 1985 under golf Owners since U.S., and sold DEVELOPER properties the Corporation Resort resort residential Levitt Homesites by throughout of 100,000 of Communities RESORT Operates owned than 30 45,000 Operator model destinations Developer 38% More Over Over

• • • • • •